CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated July 13, 2000 to the Prospectus dated December 28, 1999

On June 13, 2000 the Trust's Board of Trustees approved the following:

? The hiring of Westfield Capital Management Company, Inc. ("Westfield") as an additional investment adviser to Small Capitalization Growth Investments ("Small Cap Growth Portfolio"). The Consulting Group, a division of SSB Citi Fund Management LLC ("SSB Citi), recommended Westfield as an additional adviser because it was determined that their investment style would further diversify the "active" portion of the Small Cap Growth Portfolio. The hiring of Westfield resulted in the Small Cap Growth Portfolio entering into an investment advisory agreement effective July 6, 2000 between SSB Citi and Westfileld. Under the terms of the agreement, Westfield will be receiving a fee of 0.50% that is computed daily and paid monthly based on the value of the average net assets of the Small Cap Growth Portfolio allocated to Westfield. Westfield, located in Boston, Massachusetts, was founded in 1989 and currently manages approximately $2.1 billion in assets. With the hiring of Westfield, the structure of the Small Cap Growth Portfolio will be as follows: Mellon Capital Management 40%, Wall Street Associates 20%, Kern Capital Management 15%, Westpeak Investment Advisors 15% and Westfield 10%.

Shareholders of the Small Cap Growth Portfolio will soon receive an information statement regarding this change.

On June 13, 2000 the Trust's Board of Trustees also approved the following:

? A change in the allocation of the assets of the Large Capitalization Value Equity Investments ("Large Cap Value Portfolio"). The Large Cap Value Portfolio's assets will be allocated as follows: Barclays Global Fund Advisors 50%, the Boston Company Asset Management 20%, Chartwell Investment Partners 20% and Parametric Portfolio Associates 10%.




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